Exhibit 10.7

SECOND AMENDMENT TO Promissory note

THIS SECOND Amendment (THE “SECOND AMENDMENT”) DATED january 5, 2026, shall amend the Promissory note dated AS OF october 23, 2024 (THE “NOTE”) and amended on july 25, 2025 (THE “fIRST aMENDMENT”) AMONG NON-INVASIVE MONITORING SYSTEMS, INC. (THE “MAKER”) AND FROST GAMMA INVESTMENTS TRUST (THE “PAYEE”) AS NOTED BELOW.

RECITALS

WHEREAS, Maker and Payee (collectively, the “Parties”) are parties to the Note which became effective on October 23, 2024 and which was amended by the First Amendment; and

WHEREAS, the Parties desire to amend the Note to extend the Maturity Date from December 31, 2025 until June 30, 2026.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Note and this Second Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AMENDMENT

1. Section 1 of the Note is hereby amended and restated in its entirety as follows:

The principal amount of the loan evidenced hereby, together with any accrued and unpaid interest, and any and all unpaid costs, fees and expenses accrued, shall be due and payable on June 30, 2026 (the “Maturity Date”).

2. Governing Law. This Second Amendment shall be governed by the laws of the State of Florida without regard to its conflict of laws rules or principles.

3. Amendments. Except as expressly amended hereby, the Note and the First Amendment shall remain unmodified and in full force and effect.

4. Entire Agreement. This Second Amendment, the First Amendment and the Note constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings between the Parties relating thereto.

5. Interpretation. Any capitalized terms used in this Second Amendment but not otherwise defined shall have the meaning provided in the Note.

6. Counterparts. This Second Amendment may be executed manually, electronically in PDF file format, via an e-signature format, or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same amendment and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, Borrower has duly executed this Second Amendment to the Note as of the 5th day of January, 2026.

NON-INVASIVE MONITORING SYSTEMS, INC.

By:	/s/ James J. Martin
Name:	James J. Martin
Title:	Chief Financial Officer

Agreed and Accepted:

FROST GAMMA INVESTMENTS TRUST

By:	/s/ Phillip Frost
Name:	Phillip Frost, M.D.
Title:	Trustee